EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	2ND	2ND
	QUARTER	QUARTER
	2023	2022
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$28,011	$21,309	$6,702	31.45%
Interest Expense	7,649	1,684	5,965	354.22%
Net Interest Income	20,362	19,625	737	3.76%
Provision for Credit Losses	812	308	504	163.64%
Net Interest Income After Provision for Credit Losses	19,550	19,317	233	1.21%
Noninterest Income	6,635	6,830	(195)	(2.86)%
Net Realized Losses on Available-for-sale Debt Securities	(1)	(1)	0	0.00%
Noninterest Expense	18,722	17,039	1,683	9.88%
Income Before Income Tax Provision	7,462	9,107	(1,645)	(18.06)%
Income Tax Provision	1,419	1,618	(199)	(12.30)%
Net Income	$6,043	$7,489	$(1,446)	(19.31)%
Net Income Attributable to Common Shares (1)	$5,996	$7,419	$(1,423)	(19.18)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.39	$0.48	$(0.09)	(18.75)%
Net Income - Diluted	$0.39	$0.48	$(0.09)	(18.75)%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,231,505	15,441,564
Number of Shares Used in Computation - Diluted	15,231,505	15,444,573

	SIX MONTHS ENDED
	JUNE 30,
	2023	2022
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$54,150	$43,082	$11,068	25.69%
Interest Expense	13,007	3,125	9,882	316.22%
Net Interest Income	41,143	39,957	1,186	2.97%
Provision for Credit Losses	460	1,199	(739)	(61.63)%
Net Interest Income After Provision for Credit Losses	40,683	38,758	1,925	4.97%
Noninterest Income	12,244	12,651	(407)	(3.22)%
Net Realized Gains on Available-for-sale Debt Securities	6	1	5	500.00%
Noninterest Expense	37,809	33,925	3,884	11.45%
Income Before Income Tax Provision	15,124	17,485	(2,361)	(13.50)%
Income Tax Provision	2,828	3,101	(273)	(8.80)%
Net Income	$12,296	$14,384	$(2,088)	(14.52)%
Net Income Attributable to Common Shares (1)	$12,197	$14,254	$(2,057)	(14.43)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.80	$0.92	$(0.12)	(13.04)%
Net Income - Diluted	$0.80	$0.92	$(0.12)	(13.04)%
Dividends Per Share	$0.56	$0.56	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,320,101	15,542,959
Number of Shares Used in Computation - Diluted	15,320,366	15,546,319

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	June 30,	June 30,
	2023	2022	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$51,762	$69,187	$(17,425)	(25.19)%
Available-for-sale Debt Securities	445,695	526,837	(81,142)	(15.40)%
Loans, Net	1,795,454	1,643,057	152,397	9.28%
Bank-Owned Life Insurance	31,504	30,941	563	1.82%
Bank Premises and Equipment, Net	20,970	21,829	(859)	(3.94)%
Deferred Tax Asset, Net	20,687	16,331	4,356	26.67%
Intangible Assets	55,178	55,602	(424)	(0.76)%
Other Assets	49,530	46,934	2,596	5.53%
TOTAL ASSETS	$2,470,780	$2,410,718	$60,062	2.49%

LIABILITIES
Deposits	$2,010,118	$1,964,270	$45,848	2.33%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	146,694	126,833	19,861	15.66%
Senior Notes, Net	14,798	14,733	65	0.44%
Subordinated Debt, Net	24,661	24,553	108	0.44%
Other Liabilities	26,392	21,710	4,682	21.57%
TOTAL LIABILITIES	2,222,663	2,152,099	70,564	3.28%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive Loss	296,190	294,621	1,569	0.53%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized Losses on Available-for-sale Debt Securities	(48,536)	(36,307)	(12,229)	33.68%
Defined Benefit Plans	463	305	158	51.80%
TOTAL STOCKHOLDERS' EQUITY	248,117	258,619	(10,502)	(4.06)%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,470,780	$2,410,718	$60,062	2.49%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	June 30,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$6,043	$7,489	(19.31)%
Return on Average Assets (Annualized)	0.98%	1.28%	(23.44)%
Return on Average Equity (Annualized)	9.60%	11.29%	(14.97)%

	AS OF OR FOR THE
	SIX MONTHS ENDED		%
	June 30,		INCREASE
	2023	2022	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$12,296	$14,384	(14.52)%
Return on Average Assets (Annualized)	1.01%	1.23%	(17.89)%
Return on Average Equity (Annualized)	9.75%	10.29%	(5.25)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,470,780	$2,410,718	2.49%
Available-for-Sale Debt Securities	445,695	526,837	(15.40)%
Loans, Net	1,795,454	1,643,057	9.28%
Allowance for Credit Losses:
Allowance for Credit Losses on Loans	19,056	14,547	31.00%
Allowance for Credit Losses on Off-Balance Sheet Exposures	1,154	610	89.18%
Deposits	2,010,118	1,964,270	2.33%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$318,267	$336,681	(5.47)%
Trust Assets Under Management	1,154,728	1,055,290	9.42%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$0.80	$0.92	(13.04)%
Net Income - Diluted	$0.80	$0.92	(13.04)%
Dividends	$0.56	$0.56	0.00%
Common Book Value	$16.25	$16.69	(2.64)%
Tangible Common Book Value (a)	$12.64	$13.10	(3.51)%
Market Value (Last Trade)	$19.30	$24.17	(20.15)%
Market Value / Common Book Value	118.77%	144.82%	(17.99)%
Market Value / Tangible Common Book Value	152.69%	184.50%	(17.24)%
Price Earnings Multiple (Annualized)	12.06	13.14	(8.22)%
Dividend Yield (Annualized)	5.80%	4.63%	25.27%
Common Shares Outstanding, End of Period	15,268,096	15,499,214	(1.49)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	THREE MONTHS ENDED		%
	JUNE 30,		INCREASE
	2023	2022	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	7.99%	8.62%	(7.31)%
Nonperforming Assets / Total Assets	0.58%	0.62%	(6.45)%
Allowance for Credit Losses / Total Loans	1.05%	0.88%	19.32%
Total Risk Based Capital Ratio (b)	15.87%	16.15%	(1.73)%
Tier 1 Risk Based Capital Ratio (b)	13.38%	13.85%	(3.39)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.38%	13.85%	(3.39)%
Leverage Ratio (b)	9.82%	10.31%	(4.75)%

AVERAGE BALANCES
Average Assets	$2,443,693	$2,335,771	4.62%
Average Equity	$252,215	$279,708	(9.83)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$41,651	$40,571	2.66%
Noninterest Income	12,244	12,651	(3.22)%
Total (1)	$53,895	$53,222	1.26%
Noninterest Expense (2)	$37,809	$33,925	11.45%
Efficiency Ratio = (2)/(1)	70.15%	63.74%	10.06%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the C&N's capital and in providing an alternative, conservative valuation of C&N's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,470,780	$2,410,718
Less: Intangible Assets, Primarily Goodwill	(55,178)	(55,602)
Tangible Assets	$2,415,602	$2,355,116
Total Stockholders' Equity	$248,117	$258,619
Less: Intangible Assets, Primarily Goodwill	(55,178)	(55,602)
Tangible Common Equity (3)	$192,939	$203,017

Common Shares Outstanding, End of Period (4)	15,268,096	15,499,214
Tangible Common Book Value per Share = (3)/(4)	$12.64	$13.10

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using C&N's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	June 30,	March 31,	December 31,	September 30,	June 30,
	2023	2023	2022	2022	2022
Interest income	$28,011	$26,139	$25,855	$23,710	$21,309
Interest expense	7,649	5,358	3,563	2,831	1,684
Net interest income	20,362	20,781	22,292	20,879	19,625
Provision (credit) for credit losses	812	(352)	2,262	3,794	308
Net interest income after provision (credit) for credit losses	19,550	21,133	20,030	17,085	19,317
Noninterest income	6,635	5,609	6,110	5,651	6,830
Net realized (losses) gains on securities	(1)	7	(1)	20	(1)
Noninterest expense	18,722	19,087	16,587	17,443	17,039
Income before income tax provision	7,462	7,662	9,552	5,313	9,107
Income tax provision	1,419	1,409	1,773	858	1,618
Net income	$6,043	$6,253	$7,779	$4,455	$7,489
Net income attributable to common shares	$5,996	$6,201	$7,711	$4,416	$7,419
Basic earnings per common share	$0.39	$0.40	$0.50	$0.29	$0.48
Diluted earnings per common share	$0.39	$0.40	$0.50	$0.29	$0.48

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2023	2023	2022	2022	2022
ASSETS
Cash & Due from Banks	$51,762	$52,212	$55,048	$64,044	$69,187
Available-for-Sale Debt Securities	445,695	472,814	498,033	487,980	526,837
Loans, Net	1,795,454	1,726,793	1,723,425	1,674,076	1,643,057
Bank-Owned Life Insurance	31,504	31,352	31,214	31,075	30,941
Bank Premises and Equipment, Net	20,970	21,277	21,574	21,881	21,829
Deferred Tax Asset, Net	20,687	18,914	20,884	22,327	16,331
Intangible Assets	55,178	55,280	55,382	55,492	55,602
Other Assets	49,530	51,230	48,747	43,305	46,934
TOTAL ASSETS	$2,470,780	$2,429,872	$2,454,307	$2,400,180	$2,410,718

LIABILITIES
Deposits (1)	$2,010,118	$1,916,040	$1,997,593	$2,039,595	$1,964,270
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	146,694	192,097	142,409	57,920	126,833
Senior Notes, Net	14,798	14,781	14,765	14,749	14,733
Subordinated Debt, Net	24,661	24,634	24,607	24,580	24,553
Other Liabilities	26,392	26,752	25,608	24,547	21,710
TOTAL LIABILITIES	2,222,663	2,174,304	2,204,982	2,161,391	2,152,099

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	296,190	298,365	299,203	295,258	294,621
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized Losses on Available-for-sale Debt Securities	(48,536)	(43,271)	(50,370)	(56,766)	(36,307)
Defined Benefit Plans	463	474	492	297	305
TOTAL STOCKHOLDERS' EQUITY	248,117	255,568	249,325	238,789	258,619
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,470,780	$2,429,872	$2,454,307	$2,400,180	$2,410,718

(1) Brokered Deposits (Included in Total Deposits)	$70,653	$15,117	$20,983	$32,375	$35,974

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	June 30, 2023		March 31, 2023		December 31, 2022		June 30, 2022
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$33,931	$30,743	$33,924	$31,163	$35,166	$31,836	$38,151	$35,774
Obligations of U.S. Government agencies	22,899	20,552	25,479	23,348	25,938	23,430	24,454	22,785
Bank holding company debt securities	28,948	23,325	28,947	24,723	28,945	25,386	28,942	27,415
Obligations of states and political subdivisions:
Tax-exempt	125,247	113,170	128,285	117,812	146,149	132,623	152,063	139,400
Taxable	65,715	55,702	67,076	57,572	68,488	56,812	72,204	63,898
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	105,027	92,795	109,028	97,807	112,782	99,941	114,367	106,043
Residential collateralized mortgage obligations	40,444	35,897	42,296	38,117	44,868	40,296	47,295	44,761
Commercial mortgage-backed securities	76,780	65,517	84,449	74,195	91,388	79,686	95,318	86,761
Private label commercial mortgage-backed securities	8,141	7,994	8,105	8,077	8,070	8,023	0	0
Total Available-for-Sale Debt Securities	$507,132	$445,695	$527,589	$472,814	$561,794	$498,033	$572,794	$526,837

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2023	2023	2022	2022
Commercial real estate - nonowner occupied
Nonowner occupied	$505,519	$457,814	$454,386	$424,096
Multi-family (5 or more) residential	61,004	58,111	55,406	52,859
1-4 Family - commercial purpose	167,260	166,773	165,805	169,638
Total commercial real estate - nonowner occupied	733,783	682,698	675,597	646,593
Commercial real estate - owner occupied	227,801	221,766	205,910	212,443
All other commercial loans:
Commercial and industrial	80,270	83,420	95,368	104,007
Commercial lines of credit	122,607	119,109	141,444	130,193
Political subdivisions	84,456	85,555	86,663	81,437
Commercial construction and land	80,391	70,612	60,892	47,112
Other commercial loans	24,960	26,106	25,710	26,653
Total all other commercial loans	392,684	384,802	410,077	389,402
Residential mortgage loans:
1-4 Family - residential	378,698	372,241	363,005	332,089
1-4 Family residential construction	25,535	29,479	30,577	25,938
Total residential mortgage	404,233	401,720	393,582	358,027
Consumer loans:
Consumer lines of credit (including HELCs)	36,608	35,245	36,650	33,740
All other consumer	19,401	18,908	18,224	17,399
Total consumer	56,009	54,153	54,874	51,139
Total	1,814,510	1,745,139	1,740,040	1,657,604
Less: allowance for credit losses on loans	(19,056)	(18,346)	(16,615)	(14,547)
Loans, net	$1,795,454	$1,726,793	$1,723,425	$1,643,057

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2023	2023	2022	2023	2022
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(968)	$(916)	$(885)	$(916)	$(637)
Amortization recognized in interest income	(32)	(52)	19	(84)	(229)
Adjustments to gross amortized cost of loans at end of period	$(1,000)	$(968)	$(866)	$(1,000)	$(866)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(1,642)	$(1,840)	$(2,782)	$(1,840)	$(3,335)
Accretion recognized in interest income	196	198	379	394	932
Adjustments to gross amortized cost of loans at end of period	$(1,446)	$(1,642)	$(2,403)	$(1,446)	$(2,403)

PAST DUE LOANS AND NONPERFORMING ASSETS

(Dollars In Thousands)

	June 30,	March 31,	December 31,	June 30,
	2023	2023	2022	2022
Loans individually evaluated with a valuation allowance	$5,785	$5,802	$3,460	$3,392
Loans individually evaluated without a valuation allowance	3,314	3,507	14,871	1,376
Purchased credit impaired loans	0	0	1,027	3,879
Total individually evaluated loans	$9,099	$9,309	$19,358	$8,647

Total loans past due 30-89 days and still accruing	$4,709	$5,493	$7,079	$5,082

Nonperforming assets:
Purchased credit impaired loans	$0	$0	$1,027	$3,879
Other nonaccrual loans	12,827	12,876	22,058	7,763
Total nonaccrual loans	12,827	12,876	23,085	11,642
Total loans past due 90 days or more and still accruing	1,164	1,216	2,237	2,694
Total nonperforming loans	13,991	14,092	25,322	14,336
Foreclosed assets held for sale (real estate)	459	459	275	505
Total nonperforming assets	$14,450	$14,551	$25,597	$14,841

Total nonperforming loans as a % of total loans	0.77%	0.81%	1.46%	0.86%
Total nonperforming assets as a % of assets	0.58%	0.60%	1.04%	0.62%
Allowance for credit losses as a % of total loans	1.05%	1.05%	0.95%	0.88%

ANALYSIS OF THE ALLOWANCE FOR CREDIT LOSSES ON LOANS

(In Thousands)

	3 Months	3 Months	6 Months	6 Months
	Ended	Ended	Ended	Ended
	June 30,	March 31,	June 30,	June 30,
	2023	2023	2023	2022
Balance, beginning of period	$18,346	$16,615	$16,615	$13,537
Adoption of ASU 2016-13 (CECL)	0	2,104	2,104	0
Charge-offs	(134)	(67)	(201)	(221)
Recoveries	8	6	14	32
Net charge-offs	(126)	(61)	(187)	(189)
Provision (credit) for credit losses on loans	836	(312)	524	1,199
Balance, end of period	$19,056	$18,346	$19,056	$14,547

ANALYSIS OF THE PROVISION FOR CREDIT LOSSES

(In Thousands)

	3 Months	3 Months	6 Months
	Ended	Ended	Ended
	June 30,	March 31,	June 30,
	2023	2023	2023
Provision (credit) for credit losses:
Loans receivable	$836	$(312)	$524
Off-balance sheet exposures (1)	(24)	(40)	(64)
Total provision (credit) for credit losses	$812	$(352)	$460

(1) The provision (credit) for credit losses on off-balance sheet exposures prior to January 1, 2023 was included in other noninterest expense in the consolidated statements of income.

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2023	2023	2022	2023	2022
INTEREST INCOME
Interest-bearing due from banks	$309	$278	$92	$587	$159
Available-for-sale debt securities:
Taxable	2,152	2,211	2,036	4,363	4,005
Tax-exempt	713	767	959	1,480	1,864
Total available-for-sale debt securities	2,865	2,978	2,995	5,843	5,869
Loans receivable:
Taxable	24,360	22,428	17,721	46,788	35,695
Paycheck Protection Program	2	3	206	5	781
Tax-exempt	700	713	588	1,413	1,161
Total loans receivable	25,062	23,144	18,515	48,206	37,637
Other earning assets	14	8	19	22	31
Total Interest Income	28,250	26,408	21,621	54,658	43,696

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	1,512	987	308	2,499	502
Money market	1,112	873	369	1,985	631
Savings	63	63	64	126	125
Time deposits	2,412	1,307	389	3,719	782
Total interest-bearing deposits	5,099	3,230	1,130	8,329	2,040
Borrowed funds:
Short-term	1,144	1,097	122	2,241	123
Long-term - FHLB advances	1,056	681	55	1,737	104
Senior notes, net	119	120	120	239	238
Subordinated debt, net	231	230	257	461	620
Total borrowed funds	2,550	2,128	554	4,678	1,085
Total Interest Expense	7,649	5,358	1,684	13,007	3,125

Net Interest Income	$20,601	$21,050	$19,937	$41,651	$40,571

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2023	2022	2022	2023	2022
Net Interest Income Under U.S. GAAP	$20,362	$20,781	$19,625	$41,143	$39,957
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	103	127	191	230	374
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	136	142	121	278	240
Net Interest Income as adjusted to a fully taxable-equivalent basis	$20,601	$21,050	$19,937	$41,651	$40,571

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	6/30/2023	Return/	3/31/2023	Return/	6/30/2022	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$29,861	4.15%	$31,637	3.56%	$47,428	0.78%
Available-for-sale debt securities, at amortized cost:
Taxable	395,725	2.18%	410,110	2.19%	419,824	1.95%
Tax-exempt	126,839	2.25%	131,392	2.37%	151,753	2.53%
Total available-for-sale debt securities	522,564	2.20%	541,502	2.23%	571,577	2.10%
Loans receivable:
Taxable	1,697,592	5.76%	1,633,850	5.57%	1,494,165	4.76%
Paycheck Protection Program	148	5.42%	162	7.51%	9,272	8.91%
Tax-exempt	90,111	3.12%	91,851	3.15%	85,447	2.76%
Total loans receivable	1,787,851	5.62%	1,725,863	5.44%	1,588,884	4.67%
Other earning assets	1,325	4.24%	1,200	2.70%	2,321	3.28%
Total Earning Assets	2,341,601	4.84%	2,300,202	4.66%	2,210,210	3.92%
Cash	23,084		22,276		23,114
Unrealized loss on securities	(56,564)		(60,055)		(36,675)
Allowance for credit losses	(18,795)		(17,053)		(14,509)
Bank-owned life insurance	31,410		31,267		30,857
Bank premises and equipment	21,140		21,518		21,556
Intangible assets	55,228		55,331		55,656
Other assets	69,213		67,333		55,735
Total Assets	$2,466,317		$2,420,819		$2,345,944

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$463,300	1.31%	$457,277	0.88%	$431,997	0.29%
Money market	328,581	1.36%	364,646	0.97%	449,656	0.33%
Savings	247,434	0.10%	257,047	0.10%	255,578	0.10%
Time deposits	375,557	2.58%	312,497	1.70%	268,753	0.58%
Total interest-bearing deposits	1,414,872	1.45%	1,391,467	0.94%	1,405,984	0.32%
Borrowed funds:
Short-term	87,479	5.25%	91,767	4.85%	36,848	1.33%
Long-term - FHLB advances	110,982	3.82%	80,648	3.42%	19,516	1.13%
Senior notes, net	14,789	3.23%	14,773	3.29%	14,725	3.27%
Subordinated debt, net	24,648	3.76%	24,620	3.79%	26,476	3.89%
Total borrowed funds	237,898	4.30%	211,808	4.07%	97,565	2.28%
Total Interest-bearing Liabilities	1,652,770	1.86%	1,603,275	1.36%	1,503,549	0.45%
Demand deposits	533,533		539,659		557,007
Other liabilities	28,217		25,247		20,066
Total Liabilities	2,214,520		2,168,181		2,080,622
Stockholders' equity, excluding accumulated other comprehensive loss	296,015		299,599		293,985
Accumulated other comprehensive loss	(44,218)		(46,961)		(28,663)
Total Stockholders' Equity	251,797		252,638		265,322
Total Liabilities and Stockholders' Equity	$2,466,317		$2,420,819		$2,345,944
Interest Rate Spread		2.98%		3.30%		3.47%
Net Interest Income/Earning Assets		3.53%		3.71%		3.62%

Total Deposits (Interest-bearing and Demand)	$1,948,405		$1,931,126		$1,962,991

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	6 Months		6 Months
	Ended	Rate of	Ended	Rate of
	6/30/2023	Return/	6/30/2022	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$30,744	3.85%	$65,670	0.49%
Available-for-sale debt securities, at amortized cost:
Taxable	402,878	2.18%	405,144	1.99%
Tax-exempt	129,103	2.31%	148,064	2.54%
Total available-for-sale debt securities	531,981	2.21%	553,208	2.14%
Loans receivable:
Taxable	1,665,897	5.66%	1,469,894	4.90%
Paycheck Protection Program	155	6.51%	14,034	11.22%
Tax-exempt	90,976	3.13%	84,558	2.77%
Total loans receivable	1,757,028	5.53%	1,568,486	4.84%
Other earning assets	1,263	3.51%	2,153	2.90%
Total Earning Assets	2,321,016	4.75%	2,189,517	4.02%
Cash	22,682		21,915
Unrealized loss on securities	(58,300)		(19,686)
Allowance for loan losses	(17,929)		(14,148)
Bank-owned life insurance	31,339		30,789
Bank premises and equipment	21,328		21,301
Intangible assets	55,279		55,710
Other assets	68,278		50,373
Total Assets	$2,443,693		$2,335,771

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$460,305	1.09%	$425,599	0.24%
Money market	346,514	1.16%	453,260	0.28%
Savings	252,214	0.10%	252,389	0.10%
Time deposits	344,201	2.18%	273,055	0.58%
Total interest-bearing deposits	1,403,234	1.20%	1,404,303	0.29%
Borrowed funds:
Short-term	89,611	5.04%	19,394	1.28%
Long-term - FHLB advances	95,899	3.65%	22,791	0.92%
Senior notes, net	14,781	3.26%	14,717	3.26%
Subordinated debt, net	24,634	3.77%	29,694	4.21%
Total borrowed funds	224,925	4.19%	86,596	2.53%
Total Interest-bearing Liabilities	1,628,159	1.61%	1,490,899	0.42%
Demand deposits	536,579		543,119
Other liabilities	26,740		22,045
Total Liabilities	2,191,478		2,056,063
Stockholders' equity, excluding accumulated other comprehensive loss	297,797		294,985
Accumulated other comprehensive loss	(45,582)		(15,277)
Total Stockholders' Equity	252,215		279,708
Total Liabilities and Stockholders' Equity	$2,443,693		$2,335,771
Interest Rate Spread		3.14%		3.60%
Net Interest Income/Earning Assets		3.62%		3.74%

Total Deposits (Interest-bearing and Demand)	$1,939,813		$1,947,422

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using C&N’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2023	2023	2022	2023	2022
Trust revenue	$1,804	$1,777	$1,715	$3,581	$3,501
Brokerage and insurance revenue	365	430	566	795	1,088
Service charges on deposit accounts	1,388	1,290	1,322	2,678	2,557
Interchange revenue from debit card transactions	1,010	1,007	1,056	2,017	2,019
Net gains from sales of loans	139	74	220	213	602
Loan servicing fees, net	190	122	358	312	568
Increase in cash surrender value of life insurance	152	138	137	290	272
Other noninterest income	1,587	771	1,456	2,358	2,044
Total noninterest income, excluding realized gains (losses) on securities, net	$6,635	$5,609	$6,830	$12,244	$12,651

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2023	2023	2022	2023	2022
Salaries and employee benefits	$10,777	$11,427	$10,265	$22,204	$20,872
Net occupancy and equipment expense	1,323	1,402	1,308	2,725	2,719
Data processing and telecommunications expenses	1,900	1,936	1,720	3,836	3,343
Automated teller machine and interchange expense	395	475	347	870	731
Pennsylvania shares tax	404	403	488	807	976
Professional fees	564	937	480	1,501	969
Other noninterest expense	3,359	2,507	2,431	5,866	4,315
Total noninterest expense	$18,722	$19,087	$17,039	$37,809	$33,925

NONOWNER OCCUPIED COMMERCIAL REAL ESTATE

(In Thousands)

Loan Type	June 30,	% of Nonowner	% of
	2023	Occupied CRE	Total Loans
Industrial	$104,067	20.6%	5.7%
Office	95,644	18.9%	5.3%
Retail	91,635	18.1%	5.1%
Hotels	73,998	14.6%	4.1%
Mixed Use	62,940	12.5%	3.5%
Other	77,235	15.3%	4.3%
Total Nonowner Occupied CRE Loans	$505,519
Total Gross Loans	$1,814,510

LIQUIDITY INFORMATION

(In Thousands)

Available Credit Facilities	Outstanding			Available			Total Credit
	June 30,	March 31,	Dec. 31,	June 30,	March 31,	Dec. 31,	June 30,	March 31,	Dec. 31,
	2023	2023	2022	2023	2023	2022	2023	2023	2022
Federal Home Loan Bank of Pittsburgh	$157,428	$201,357	$150,099	$725,417	$655,577	$689,279	$882,845	$856,934	$839,378
Federal Reserve Bank Discount Window	0	0	0	21,903	22,340	23,107	21,903	22,340	23,107
Other correspondent banks	0	0	0	95,000	95,000	95,000	95,000	95,000	95,000
Total credit facilities	$157,428	$201,357	$150,099	$842,320	$772,917	$807,386	$999,748	$974,274	$957,485

Uninsured Deposits Information	June 30,	March 31,	December 31,
	2023	2023	2022
Total Deposits - C&N Bank	$2,025,471	$1,934,686	$2,016,666

Estimated Total Uninsured Deposits	$605,801	$613,875	$689,435
Portion of Uninsured Deposits that are
Collateralized	172,976	189,239	205,886
Uninsured and Uncollateralized Deposits	$432,825	$424,636	$483,549

Uninsured and Uncollateralized Deposits as
a % of Total Deposits	21.4%	21.9%	24.0%

Available Funding from Credit Facilities	$842,320	$772,917	$807,386
Fair Value of Available-for-sale Debt
Securities in Excess of Pledging Obligations	257,537	269,763	272,475
Highly Liquid Available Funding	$1,099,857	$1,042,680	$1,079,861

Highly Liquid Available Funding as a % of
Uninsured Deposits	181.6%	169.9%	156.6%

Highly Liquid Available Funding as a % of
Uninsured and Uncollateralized Deposits	254.1%	245.5%	223.3%